EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guilbert Cuison, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Orgenesis Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Orgenesis Inc.


Date: October 17, 2011                 By: /s/ Guilbert Cuison
                                           -------------------------------------
                                              Guilbert Cuison
                                       Title: President, Secretary, Director

A signed original of this written statement required by Section 906 has been provided to Orgenesis Inc. and will be retained by Orgenesis Inc. and furnished to the Securities and Exchange Commission or its staff upon request.